COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2017
COMMITMENTS AND CONTINGENCIES [Abstract]
COMMITMENTS AND CONTINGENCIES
21. COMMITMENTS AND CONTINGENCIES

Operating leases

The Group leases offices and classrooms under operating leases. The terms of substantially all of these leases are ten years or less. Future minimum lease payments under non-cancelable operating leases as of December 31, 2017 were as follows:

Amount
RMB

2018	33,774
2019	23,797
2020	14,311
2021	12,115
2022	13,104
Thereafter	64,248
Total	161,349

Rent expense for all cancelable and non-cancelable leases including continuing and discontinued operation were approximately RMB 54,939, RMB 26,184 and RMB 22,617 for years ended December 31, 2015, 2016 and 2017, respectively.

Contingencies

As of December 31, 2017, the Company did not have any significant indemnification claims that were probable or reasonably possible.